UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 27, 2005


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                         0-14237             52-1380770
          --------                         -------             ----------
 (State or other jurisdiction of  (Commission file number)    (IRS Employer
 incorporation or organization)                             Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

      (b)  Departure of Director.

           First United Corporation (the "Corporation") announces that, pursuant to the Corporation's mandatory retirement policy (the "Policy"), Rex W. Burton will retire from the Corporation's Board of Directors at the conclusion of the 2005 Annual Meeting of Stockholders, which is scheduled to be held on April 26, 2005. Under the Policy, a director who reaches the age of 70 must retire from the Board at the expiration of that director's current term of office. The Corporation will update this report if the date of the 2005 Annual Meeting, and, thus, the date of Mr. Burton's retirement, is postponed or otherwise changed.

                                   SIGNATURES

           Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     FIRST UNITED CORPORATION


Dated:  January 27, 2005         By: /s/ Robert W. Kurtz
                                     -----------------------------------
                                     Robert W. Kurtz
                                     President and CFO